Exhibit 10.3

JOINT FILING AGREEMENT

The undersigned hereby agree, pursuant to Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, to file a joint statement on Schedule 13D (including amendments thereto) pertaining to their beneficial ownership of Ordinary Shares of Hollysys Automation Technologies Ltd.

This agreement may be terminated for any reason by any party hereto immediately upon the personal delivery or facsimile transmission of notice to that effect to the other parties hereto.

Date: September 26, 2016

Billion Bright International Limited

By:	/s/ Changli Wang
Changli Wang
Director

Excellent Link Enterprises Limited

By:	Changli Wang
Changli Wang
Director

/s/ Changli Wang
Changli Wang